UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TECHE HOLDING COMPANY
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)Title of each class of securities to which transaction applies:
(2)Aggregate number of securities to which transaction applies:
(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)Proposed maximum aggregate value of transaction:
(5)Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount previously paid:
(2)Form, Schedule or Registration Statement No.:
(3)Filing Party:
(4)Date Filed:

T e c h e
HOLDING COMPANY

April 15, 2011

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Teche Holding Company, I cordially invite you to attend the Special Meeting of Stockholders to be held at the office of Teche Federal Bank at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana on May 25, 2011 at 2:00 p.m.

At the Special Meeting, stockholders will be asked to vote to approve the 2011 Stock-Based Incentive Plan. The Board of Directors of the Company unanimously recommends a vote “FOR” this item.

Whether or not you plan to attend the Special Meeting, please sign and date the enclosed proxy card and return it as promptly as possible in the postage-paid return envelope we have provided. Voting by proxy will not prevent you from voting in person at the Special Meeting, but will assure that your vote is counted if you are unable to attend the Special Meeting.

Sincerely,

/s/ Patrick O. Little

Patrick O. Little
Chairman, President and Chief Executive Officer
Teche Holding Company

TECHE HOLDING COMPANY
1120 JEFFERSON TERRACE BOULEVARD
NEW IBERIA, LOUISIANA 70560
(337) 560-7151

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2011

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Teche Holding Company (the “Company”) will be held at the office of Teche Federal Bank at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana on May 25, 2011, at 2:00 p.m. A proxy card and a proxy statement for the Special Meeting are enclosed.

The Special Meeting is for the purpose of considering and acting upon the following matter:

1.	The approval of the 2011 Stock-Based Incentive Plan; and

2.	Such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Directors is not aware of any other business to come before the Special Meeting. Any action may be taken on the foregoing proposal at the Special Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Special Meeting may be adjourned. Stockholders of record at the close of business on April 4, 2011 are the stockholders entitled to vote at the Special Meeting and any adjournments thereof.

Each stockholder, whether or not he or she plans to attend the Special Meeting, is requested to sign, date, and return the enclosed proxy without delay in the enclosed postage-paid envelope. Any proxy given by the stockholder may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder present at the Special Meeting may revoke his or her proxy and vote in person on each matter brought before the Special Meeting. Please note that stockholders whose shares are not registered in their own names will need additional documentation from the record holder of their shares in order to vote in person at the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ W. Ross Little, Jr.

W. Ross Little, Jr.
Secretary

New Iberia, Louisiana
April 15, 2011

Important Notice Regarding Internet Availability of Proxy Materials For the Stockholders’ Meeting to be Held on May 25, 2011 The Proxy Statement is available at http://www.cfpproxy.com/3800sm

PROXY STATEMENT
OF
TECHE HOLDING COMPANY
1120 JEFFERSON TERRACE BOULEVARD
NEW IBERIA, LOUISIANA  70560

SPECIAL MEETING OF STOCKHOLDERS
MAY 25, 2011

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Teche Holding Company (the “Company”) to be used at the Special Meeting of Stockholders of the Company (the “Special Meeting”), which will be held at the office of Teche Federal Bank at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana on May 25, 2011, at 2:00 p.m.  The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about April 15, 2011. The Company is the parent company of Teche Federal Bank (the “Bank”).

At the Special Meeting, stockholders will consider and vote upon the approval of the 2011 Stock-Based Incentive Plan.  The Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournment thereof.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Special Meeting

You are only entitled to vote at the Special Meeting if our records show that you held shares of our common stock, $.01 par value (the “Common Stock”), as of the close of business on April 4, 2011 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares in person at the Special Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 2,084,410 shares of Common Stock were outstanding. Each share of Common Stock has one vote in each matter presented.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Special Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Special Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” the approval of the 2011 Stock-Based Incentive Plan.

If any matters not described in this Proxy Statement are properly presented at the Special Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Special Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Special Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Special Meeting.

You may revoke your proxy at any time before the vote is taken at the Special Meeting. To revoke your proxy you must either advise the Company’s Secretary in writing before your Common Stock has been voted at the Special Meeting, deliver a later-dated proxy, or attend the Special Meeting and vote your shares in person. Attendance at the Special Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. If you wish to change your voting instructions after you have returned a voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Internet Access to Proxy Materials

Copies of this Proxy Statement is available on the internet at http://www.cfpproxy.com/3800sm.  Stockholders can elect to receive future proxy statements and annual reports over the internet rather than in printed form.  Stockholders of record can make this election by calling toll-free to 1-800-368-5948 or sending an e-mail to info@rtco.com.  If you hold your shares in street name, please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to access future proxy materials over the internet.

Participants in the Teche Federal Bank Employee Stock Ownership Plan

If you are a participant in the Teche Federal Bank Employee Stock Ownership Plan Trust (the “ESOP”), you will receive a voting instruction form on behalf of the ESOP that reflects all shares you may vote under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees as directed by the ESOP Committee consisting of the outside directors of the Board. The deadline for returning your voting instruction form is May 18, 2011.

Vote Required

The presence in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting.

Concerning the approval of the 2011 Stock-Based Incentive Plan (Proposal I), by checking the appropriate box, a stockholder may: vote “FOR” the item, vote “AGAINST” the item, or “ABSTAIN” with respect to the item. The vote required to approve Proposal I is the affirmative vote of the holders of a majority of the votes actually cast.

Abstentions and Broker Nonvotes

Shares of Common Stock represented by proxies that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a proposal. Abstentions are not counted as votes cast on the approval of the 2011 Stock-Based Incentive Plan, and will have no effect on Proposal I.

Brokers holding shares of Common Stock for beneficial owners in “street name” must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on “routine” matters. Absent specific instructions from the beneficial owners in the case of “non-routine” matters (the proposal for the approval of the 2011 Stock-Based Incentive Plan is considered “non-routine”), the brokers may not vote the shares. “Broker non-votes” result when brokers are precluded from exercising their discretion on certain types of proposals. Broker non-votes are not counted as votes cast.

Any other matter that may be properly submitted to shareholders will be determined by a majority of the votes actually cast at the Special Meeting, either by proxy or in person. Broker non-votes will not be counted and will have no effect.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Directors, officers and employees of the Company have an interest in certain matters to be voted upon at the Special Meeting.  Following stockholder approval, employees, officers and directors of the Company may be awarded shares of Common Stock and may be granted stock options pursuant to the Teche Holding Company 2011 Stock-Based Incentive Plan.  The approval of this plan is being presented as “Proposal I – Approval of the 2011 Stock-Based Incentive Plan.”

PRINCIPAL HOLDERS OF OUR COMMON STOCK

Security Owners of Certain Beneficial Owners.  The following table shows the number of shares of Common Stock owned by all persons and entities who were known by the Company to be beneficial owners of more than 5% of the Common Stock. The information shown is as of the Record Date.

	Shares of Common Stock Beneficially Owned(1)		Percentage of Common Stock Outstanding
Patrick O. Little 1120 Jefferson Terrace, New Iberia, Louisiana 70560	250,383	(2)	11.97%
W. Ross Little, Jr. 1120 Jefferson Terrace, New Iberia, Louisiana 70560	150,610	(3)	7.16%

Teche Federal Bank Employee Stock Ownership Plan 1120 Jefferson Terrace, New Iberia, Louisiana 70560	279,833		13.01%

_______________
(1)
Number of shares beneficially owned as of  the  Record Date for the Special Meeting. Includes 25,899 shares that may be acquired pursuant to the exercise of options. Includes all shares for which these individuals directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, have or share (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares.

(2)
Includes 7,000 shares that may be acquired pursuant to the exercise of options. Includes 14,743 shares (2,535 shares in an IRA and 12,208 shares in the Patrick Little, LLC) owned by Mr. Little’s wife; 10,000 shares (held in the Patrick Little, LLC) owned by The Marcie O. Little Grandchildren’s Trust; 30,000 shares owned by MRP, LLC (held in the Patrick Little, LLC); 24,762 shares (held in the Patrick Little, LLC) owned by Mr. Little’s three adult children; 283 shares (held in MRP, LLC) owned by Mr. Little; 116,067 shares (96,343 shares held in the Patrick Little, LLC and 19,724 shares held directly) owned by Mr. Little; 12,406 shares held in an IRA; 30,026 shares held for the benefit of Mr. Little in the ESOP and 5,096 shares held jointly with Mr. Little’s mother.  Excludes 4,525 unvested restricted shares of Common Stock.

(3)
Includes 18,899 shares that may be acquired pursuant to the exercise of options. Includes 283 shares (in MRP, LLC) owned by Mr. Little, 30,000 shares owned by MRP, LLC (held in Ross Little, Jr., LLC) 88,008 (79,703 shares in Ross Little, Jr., LLC and 8,305 shares in Mr. Little’s name) owned by Mr. Little, 8,324 shares held for the benefit of Mr. Little in the ESOP, and 5,096 shares held jointly with Mr. Little’s mother.  Excludes 725 unvested restricted shares of Common Stock.

Security Ownership of Management. The following table sets forth information with respect to security ownership of directors and the executive officers of the Company, including the number of and percentage of shares of Common Stock beneficially owned by each as of the Record Date.

Name	Shares of Common Stock Beneficially Owned(1)		Percent of Shares of Common Stock Outstanding

Dr. William A. Anderson, III(2)	5,863		0.28%
Mary Coon Biggs	29,990	(3)	1.44%
Donelson T. Caffery, Jr.	28,657	(4)	1.37%
J. L. Chauvin	49,243	(5)	2.35%
Ernest Freyou	3,140	(6)	0.15%
Henry L. Friedman	26,038	(7)	1.25%
Robert J. Judice, Jr.	22,508	(8)	1.07%
Thomas F. Kramer	41,650	(9)	2.00%
Patrick O. Little	250,383	(10)	11.97%
W. Ross Little, Jr.	150,610	(11)	7.16%
Robert L. Wolfe, Jr.	20,929	(12)	1.00%

Total of all directors and executive officers of the Company as a group (11 persons)	629,011		29.27%
____________________
(1)
Number of shares beneficially owned as of the Record Date for the Special Meeting. An individual is considered to beneficially own shares for which he or she directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares.

(2)	Dr. Anderson became a director of the Company on February 24, 2011.
(3)	Includes 2,240 shares that may be acquired pursuant to the exercise of options. Includes 10,200 shares held jointly with Mrs. Biggs’ husband.
(4)	Includes 2,240 shares that may be acquired pursuant to the exercise of options. Includes 3,365 shares held in trust for Mr. Caffery’s children.
(5)	Includes 15,600 shares that may be acquired pursuant to the exercise of options. Includes 4,000 shares held jointly with Mr. Chauvin’s wife.
(6)	Includes 640 shares that may be acquired pursuant to the exercise of options.
(7)	Includes 2,240 shares that may be acquired pursuant to the exercise of options. Includes 1,000 shares owned by Mr. Friedman’s wife and 1,800 shares held in trust for Mr. Friedman’s children.
(8)	Includes 13,096 shares that may be acquired pursuant to the exercise of options.
(9)	Includes 2,240 shares that may be acquired pursuant to the exercise of options. Includes 6,000 shares owned by Dr. Kramer’s wife.
(10)
Includes 7,000 shares that may be acquired pursuant to the exercise of options. Includes 14,743 shares (2,535 shares in an IRA and 12,208 shares in the Patrick Little, LLC) owned by Mr. Little’s wife; 10,000 shares (held in the Patrick Little, LLC) owned by The Marcie O. Little Grandchildren’s Trust; 30,000 shares owned by MRP, LLC (held in the Patrick Little, LLC); 24,762 shares (held in the Patrick Little, LLC) owned by Mr. Little’s three adult children; 283 shares (held in MRP, LLC) owned by Mr. Little; 116,067 shares (96,343 shares held in the Patrick Little, LLC and 19,724 shares held directly) owned by Mr. Little; 12,406 shares held in an IRA; 30,026 shares held for the benefit of Mr. Little in the ESOP and 5,096 shares held jointly with Mr. Little’s mother.  Excludes 4,525 shares of restricted Common Stock.

(11)
Includes 18,899 shares that may be acquired pursuant to the exercise of options. Includes 283 shares (in MRP, LLC) owned by Mr. Little, 30,000 shares owned by MRP, LLC (held in Ross Little, Jr., LLC); 88,008 (79,703 shares in Ross Little, Jr., LLC and 8,305 shares in Mr. Little’s name) owned by Mr. Little, 8,324 shares held for the benefit of Mr. Little in the ESOP, and 5,096 shares held jointly with Mr. Little’s mother.  Excludes 725 shares of restricted Common Stock.

(12)	Includes 640 shares that may be acquired pursuant to the exercise of options.

PROPOSAL I – APPROVAL OF THE 2011 STOCK-BASED INCENTIVE PLAN

The Board of Directors has approved the Teche Holding Company 2011 Stock-Based Incentive Plan (the “Plan”) subject to approval by the Company’s stockholders. The Plan provides that the Board of Directors or the Compensation Committee of the Board of Directors (the “Committee”) may grant stock options, restricted stock awards and performance share awards (each, an “Award”) to directors, officers and employees. The total number of shares of Common Stock to be reserved and available for awards under the Plan is 250,000 shares representing 12% of the total of 2,084,410 shares of Common Stock outstanding on the Record Date.  No Awards under the Plan will be made before October 1, 2011.

Description of the Plan.  The following is a general description of the material features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Purposes.  The purpose of the Plan is to provide incentives and rewards to officers, employees and directors who contribute to the long-term success and growth of the Company, and its affiliates, and to assist these entities in attracting and retaining directors, officers and other selected employees with the necessary experience and ability required to aid the Company in increasing the long-term value of the Company for the benefit of its shareholders.

Types of Awards.  The Plan provides that the Committee may grant stock options, restricted stock awards and performance share awards to participants selected by the Committee. Awards under the Plan may be either options that qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), options that do not, or cease to, qualify as incentive stock options under the Internal Revenue Code (“NSOs”), restricted stock awards (“Restricted Stock Awards”), comprised of shares of Common Stock which vest over time, and performance share awards (“Performance Share Awards”), which provide a grant of Common Stock upon the attainment of certain performance standards.  As used herein, “Option” means an ISO or an NSO, as applicable.  As used herein, “Stock Awards” means Restricted Stock Awards or Performance Share Awards, as applicable.

Eligibility for Awards. Awards may be granted under the Plan to directors, officers and employees of the Company or its affiliates. As of the Record Date, there are approximately 320 employees, including officers, and eight non-employee directors eligible to participate in the Plan.

Administration.  The Plan will be administered by the Board of Directors or the Committee appointed by the Board. Members of the Committee shall be “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, to the extent deemed appropriate by the Board of Directors or the Committee, such members of the Committee will also be limited to those individuals that satisfy the requirements for “outside directors” acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Internal Revenue Code; provided, however, a failure to comply with the requirements of Non-Employee Directors or outside directors shall not disqualify any actions taken by the Committee. A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

The Committee will have broad authority under the Plan with respect to Awards granted thereunder, including, the authority to:

•	select the individuals to receive Awards under the Plan;

•	determine the type, number, vesting requirements and other features and conditions of individual Awards;

•	interpret the Plan and Award agreements issued with respect to individual Awards; and

•	make all other decisions related to the operation of the Plan.

Each Award granted under the Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee. Decisions of the Committee shall be final, conclusive, and binding upon all persons with respect to Awards issued under the Plan.

The Board or the Committee will from time to time determine the eligible participants who will be granted Awards, the award to be granted to any participant, and whether the awards will be ISOs, and/or NSOs or Stock Awards.  In making this determination, the Board or the Committee may consider several factors including prior and anticipated future job duties and responsibilities, job performance, the Company’s financial performance and a comparison of awards given by other financial institutions.  Participants who have been granted an Award may be granted additional Awards.

Shares Available; Adjustments.  The maximum number of shares of the Common Stock that may be delivered pursuant to Awards under the Plan is 250,000 shares. The following additional share limits will also apply to the Plan:

•
Of the 250,000 Plan shares, the Company may issue a maximum of 250,000 shares upon the exercise of Options, reduced by the total number of shares issued as Restricted Stock Awards and Performance Share Awards in the aggregate.

•	Of the 250,000 Plan shares, the Company may grant a maximum of 100,000 shares (40% of maximum Plan shares) as Restricted Stock Awards and Performance Share Awards in the aggregate.

Shares delivered in accordance with the Plan shall be either authorized and unissued shares, shares purchased in the market or treasury shares, or partly out of each, as shall be determined by the Board. The Committee will determine the appropriate adjustments, if any, to the number of shares available under the Plan and to awards under the Plan in the case of recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction.

Terms of Options.  An Option gives the recipient the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant. “Fair Market Value” means: (i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Common Stock is listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or (ii) if the Common Stock is not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share on such date, as of the close of the market in New York City and without regard to after-hours trading activity; or (iii) if no such quotation is provided, on another similar system, selected by the Committee, then in use; or (iv) if items (i), (ii) and (iii) are not applicable, the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Plan.

If such Option is intended to qualify as an ISO, within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the Plan. (See “Federal Income Tax Treatment of Awards under the Plan” below). In order to qualify as ISOs under Section 422 of the Internal Revenue Code, the exercise price must not be less than 100% of the Fair Market Value on the date of the grant.  ISOs granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the Fair Market Value of the underlying Common Stock on the date of the grant.

Exercise of Options.  No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such optionee.

Terms of Stock Awards.  The Plan also authorizes the granting of Restricted Stock Awards and Performance Share Awards to eligible participants.  The Committee has the authority to determine the conditions upon which the Restricted Stock Awards granted will vest. Restricted stock is stock that is subject to certain restrictions and to a risk of forfeiture. A Restricted Stock Award is a grant of a certain number of shares of Common Stock subject to the lapse of certain restrictions (such as continued service for a minimum period) determined by the Committee. The Plan provides that all Restricted Stock Awards and Performance Share Awards shall become immediately earned and non-forfeitable upon termination of service following a change in control of the Company or the Bank.  Under the Plan, the vesting of Stock Awards may also be made contingent upon the attainment of certain performance goals achieved by the Company, Bank or the award recipient, which performance goals, if any, will be established by the Committee.  An agreement setting forth the terms of the Stock Awards (“Stock Award Agreement”) shall set forth the vesting period and performance goals that must be attained.  In addition, if the performance goals underlying Stock Awards are significantly exceeded, the terms of such awards may provide for the granting of additional performance share awards.  A Stock Award may only be granted from the shares reserved and available for grant under the Plan.  No Stock Award that is subject to a performance goal is to be distributed to the employee until the

Committee confirms that the underlying performance goal has been achieved.  Upon a change in control of the Company or the Bank, all performance goals shall be deemed to be satisfied. Participants shall receive dividends and other distributions declared and paid on the shares subject to a Restricted Stock Award.

Vesting of Awards.  The Committee will determine at the time of an Award the rate at which Awards that are granted become earned and non-forfeitable.

Award Payouts.  The Company may make payouts related to Awards in the form of Common Stock, cash or combinations of stock and cash, as determined by the Committee.

Awards to Outside Directors.  Pursuant to the terms of the Plan, NSOs to purchase shares of Common Stock may be granted to each Outside Director of the Company at an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. Options granted to Outside Directors will remain exercisable for up to ten years from the date of grant without regard to the continued services of such Director to the Company. The Committee may also make grants of Restricted Stock Awards and Performance Share Awards to Outside Directors.  Upon the death or disability of the Outside Director, Options, Restricted Stock Awards, and Performance Share Awards will be deemed earned and non-forfeitable as if the Outside Director had attained the next applicable vesting event.

Effect of Termination of Service on Awards.  Generally, the Committee will determine the impact of a termination of service upon an Award at the time of such Award. Generally, an Option may only be exercised while the optionee serves as an employee of the Company or the Bank or within three months after termination of employment for a reason other than death, disability, or retirement (but in no event after the expiration date of the Option).

Effect of Death, Disability, or Retirement on Option Awards.  Generally, the Committee will determine the impact of death, disability, or retirement upon an Award at the time of such Award. In the case of death or disability, options may become fully vested and shall be exercisable for up to one year thereafter or, if sooner, until the expiration of the term of the option.   In the case of retirement, vested options will be exercisable for a period of one year following termination of service upon retirement or, if sooner, until the expiration of the term of the option; provided that an ISO not exercised within three months following a change in control or retirement shall be redesignated as an NSO.

Acceleration of Awards.  Generally, upon a Change in Control of the Company or the Bank, each Option then outstanding shall become immediately earned and exercisable and remain exercisable for its remaining term and all Restricted Stock Awards and Performance Share Awards then outstanding shall be deemed immediately earned and non-forfeitable and be free of restrictions.

“Change in Control” of the Company or the Bank shall mean an event of a nature that:  (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); (ii) involves the sale of all, or a material portion, of the assets of the Company or the Bank; (iii) involves the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iv) results in  a change in control of the Company, as otherwise defined or determined by the Company’s primary federal regulator or regulations promulgated by it; or (v) as otherwise provided in the Plan.

The power of the Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Committee to make adjustments in connection with the Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger institution, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Common Stock, and to possibly decrease the number of Options available to new management of the Company.

Although the Plan may have an anti-takeover effect, the Company’s Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company’s Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Other Forfeiture Provisions.  In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a participant may be required to forfeit an Award, or reimburse the Company for the value of a prior award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement).

Compliance with Legal and Other Requirements.  No shares, or payments of other benefits under any Award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate. The Plan will be interpreted, applied and administered so as to remain fully compliant with all applicable provisions of law; all requirements of any stock exchange or automated quotation system upon which the shares covered by the Plan are listed or quoted; and all other obligations of the Company. Awards are subject to the discretion of the Board.

Transfer Restrictions.  Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may provide for the transfer or assignment of an NSO if it determines that the transfer or assignment is for valid estate planning purposes. The recipient of a Restricted Stock Award or Performance Share Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred.

Amendment or Termination of the Plan; No Repricings.  The Committee may amend, modify or terminate the Plan, except that no such amendment may have the effect of reducing or repricing the exercise price of Options except for anti-dilution adjustments and any material amendments to the Plan shall be subject to a ratification vote by the Company’s stockholders.

Possible Dilutive Effects of the Plan.  The Common Stock to be issued upon the exercise of Options awarded under the Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Since the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. The Company can avoid dilution resulting from awards under the Plan by delivering shares repurchased in the open market upon the exercise of Options.

It is the Company’s present intention to fund the Restricted Stock Awards and Performance Share Awards through open-market purchases of Common Stock, which will cause no dilutive effect. The Plan provides, however, that Common Stock to be awarded may be acquired by the Plan through open-market purchases or from authorized but unissued shares of Common Stock from the Company. To the extent that authorized but unissued shares are utilized to fund Restricted Stock Awards and Performance Share Awards, the interests of current stockholders may be diluted.

Federal Income Tax Treatment of Awards Under the Plan

The following discussion of the general tax principles applicable to the Plan summarizes the federal income tax consequences of the Plan under current federal law, which is subject to change at any time. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

Non-Statutory Stock Options (NSOs).  The optionee generally recognizes taxable income in an amount equal to the difference between the Option exercise price and the Fair Market Value of the shares at the time of exercise. Generally, the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising NSOs are also subject to federal, state, and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding upon the exercise of stock options.

Incentive Stock Options (ISOs).  The optionee generally does not recognize taxable income upon exercise of an ISO. If the optionee does not dispose of the Common Stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference, which may, in certain situations, trigger the alternative minimum tax for an optionee. However, if the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the optionee will recognize taxable income equal to the difference between the exercise price and the Fair Market Value of the Common Stock on the date of exercise, and the Company will, generally, receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

Stock Awards.  Generally, the recipient of a Restricted Stock Award and Performance Share Award recognizes ordinary income, and the Company is entitled to a corresponding tax deduction, equal to the Fair Market Value of the Common Stock upon the lapse of any transfer or forfeiture restrictions placed on the shares (i.e., upon vesting of the shares) or attainment of performance goals. A Restricted Stock Award or Performance Share Award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the Fair Market Value of the stock at the time of grant, rather than at the time restrictions lapse, and the Company is, generally, entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse. A recipient of a Restricted Stock Award or Performance Share Award may elect to have a portion of such Award withheld by the Company in order to meet any necessary tax withholding obligations.

In accordance with Section 162(m) of the Internal Revenue Code, the Company’s tax deductions for compensation paid to the most highly paid executives named in the Company’s proxy statement may be limited to no more than $1 million per year, excluding certain “performance-based” compensation.  The Company intends for the award of Options and Performance Share Awards under the Plan to comply with the requirements under Section 162(m) of the Internal Revenue Code so that the Company’s deduction for compensation related to the exercise of Options and receipt of Performance Share Awards would not be subject to the deduction limitation set forth in Section 162(m) of the Internal Revenue Code.

Benefits to Named Executive Officers and Others

Awards under the Plan may be made by the Committee only after the Plan is approved by stockholders. No determination with regard to any awards under the Plan has been made prior to the date of stockholder approval of the Plan.  The New Plan Benefits table below is based on awards which would have been allocated for the fiscal year ended September 30, 2010 if the Plan had been in effect.  All awards under the Plan will be made in the future at the discretion of the Committee.  In no event shall Shares subject to Options, Restricted Stock Awards or Performance Share Awards granted to any single participant exceed more than 25% of the total number of shares authorized for award of Options, Restricted Stock Awards, or Performance Share Awards, respectively, under the Plan.

NEW PLAN BENEFITS

2011 STOCK-BASED INCENTIVE PLAN

Name and Position	Stock Options Dollar Value(1)	Number of Stock Options	Stock Award Dollar Value(1)	Number of Stock Awards

Dr. William A. Anderson, III, Director(2)	$4,800	1,000	$7,750	250
Mary Coon Biggs, Director	4,800	1,000	7,750	250
Donelson T. Caffery, Jr., Director	4,800	1,000	7,750	250
J. L. Chauvin, Director, Vice President and Chief Financial Officer	13,872	2,890	61,225	1,975
Ernest Freyou, Director	4,800	1,000	7,750	250
Henry L. Friedman, Director	4,800	1,000	7,750	250
Robert J. Judice, Jr. , Director	4,800	1,000	7,750	250
Thomas F. Kramer, Director	4,800	1,000	7,750	250
Patrick O. Little, Chairman, President and Chief Executive Officer	-	-	182,125	5,875
W. Ross Little, Jr., Director, Vice President and Secretary	-	-	83,700	2,700
Robert L. Wolfe, Jr., Director	4,800	1,000	7,750	250

Executive Group (5 persons)	41,616	8,670	480,500	15,500

All Non-Executive Directors as a Group (8 persons)	38,400	8,000	62,000	2,000

Non-Executive Officer Employee Group (17 persons)	116,400	24,250	198,245	6,395
______________
(1)	Represents the grant date fair value of the stock awards or option awards calculated in accordance with FASB ASC 718 assuming the awards had been made as of the fiscal year ended September 30, 2010.
(2)
Dr. Anderson became a director of the Company on February 24, 2011.  The stock option grants and stock awards are based on an assumption that Dr. Anderson was a member of the Company board of directors as of the fiscal year ended September 30, 2010.

Stockholder Approval

Stockholder approval of the Plan is being requested to permit Options awarded under the Plan to qualify as ISOs in accordance with the Internal Revenue Code, to meet the requirements of the NYSE Amex upon which the Company’s Common Stock is listed for trading, and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Internal Revenue Code. Stockholder approval of the Plan will also enable recipients of Options, Restricted Stock Awards, and Performance Share Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

A stockholder may, by checking the appropriate box: (i) vote “FOR” approval of the Plan; (ii) vote “AGAINST” approval of the Plan, or (iii) vote to “ABSTAIN” on approval of the Plan.  Approval of Proposal I shall be determined by a vote of a majority of the total votes cast in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE PLAN.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the compensation paid to the Company’s chief executive officer and its two most highly compensated named executive officers for the fiscal year ended September 30, 2010.

					Non-Equity
			Stock	Option	Incentive Plan	All Other
	Year	Salary	Awards(1)	Awards(1)	Compensation(2)(3)	Compensation(4)	Total

Patrick O. Little	2010	$277,000	$125,898	$0	$84,226	$32,155	$519,279
President and Chief Executive Officer	2009	273,420	174,698	0	94,558	77,427	620,103

J. L. Chauvin,	2010	$129,542	$33,400	$12,224	$31,605	$18,400	$225,171
Vice President and Chief	2009	124,553	16,875	0	35,266	41,922	218,616
Financial Officer

W. Ross Little, Jr.	2010	$106,080	$55,658	$0	$25,884	$14,409	$202,031
Vice President and Secretary	2009	102,008	16,875	0	26,140	27,378	172,401
_______________
(1)
Represents the grant date fair value for the stock awards and option awards granted during fiscal year 2010 and 2009.  Please see Note 15 of the Notes to Consolidated Financial Statements in the 2010 Annual Report to Stockholders for the assumptions used in calculating the fair value.  All stock awards and option awards vest over a five year period.

(2)	Represents the annual cash compensation earned by the individual under the Bank’s annual incentive compensation program.
(3)	There were no cash bonuses paid to any of the named executive officers during fiscal year 2009 or 2010.
(4)	All other compensation for fiscal year 2010 consists of the following:

	Allocation of Shares Under the Employee Stock Ownership Plan	401(k) Plan Employer Contribution	Life Insurance	Health Savings Account Employer Contribution
Patrick O. Little	$13,137	$14,438	$780	$3,800
J. L. Chauvin	$7,839	$6,430	$331	$3,800
W. Ross Little, Jr.	$4,939	$5,266	$404	$3,800

Outstanding Equity Awards at Fiscal Year End  The following table sets forth information regarding outstanding option and stock awards held by the named executive officers at September 30, 2010, including the number of shares underlying both exercisable and unexercisable portions of each stock option, as well as the exercise price and expiration price of each outstanding option.

	Number of Securities Underlying Unexercised Options That Are Exercisable	Number of Securities Underlying Unexercised Options That Are Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Patrick O. Little	8,846	—	$18.50	10/24/11	4,775		$148,025	3,665	$113,615
	7,000	—	23.27	10/23/12

J. L. Chauvin	3,299	—	$18.50	10/24/11	N/A	$	N/A	1,540	$47,740
	2,600	—	23.27	10/23/12
	2,000	—	34.85	09/24/13
	2,000	—	39.00	11/17/14
	7,000	—	36.00	07/27/15
	680	1,020	41.00	10/01/17
	1,320	1,980	35.00	05/21/18
	—	2,890	30.70	05/26/20

W. Ross Little, Jr.	3,299	—	$18.50	10/24/11	725		$22,475	1,540	$47,740
	2,600	—	23.27	10/23/12
	2,000	—	34.85	09/24/13
	2,000	—	39.00	11/17/14
	7,000	—	36.00	07/27/15
	680	1,020	41.00	10/01/17
	1,320	1,980	35.00	05/21/18

Potential Payments Upon Termination or Change in Control

The Company has an employment agreement with Patrick O. Little, President and Chief Executive Officer. The agreement was renewed as of September 30, 2010 for a three-year term. The agreement has a provision that extends the remaining term of the agreement quarterly so that the remaining term of the agreement continues to be a full 36 months unless the Board notifies Mr. Little otherwise. If the Bank terminates Mr. Little without “just cause” as defined in the agreement, Mr. Little will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement but in no event for less than 30 months. As of September 30, 2010, termination without just cause would have entitled Mr. Little to a continuation of his base annual salary amount of $277,000 in regular monthly payments for the full three-year period (amounting to $831,000 in total). The agreement also provides for continuation of Mr. Little’s health, life and disability benefits (including dependent participation) for the remaining term of the agreement, which based on the cost of such benefits as of September 30, 2010 would represent a benefit worth $29,283 over the remaining three-year term of the agreement.

Mr. Little’s agreement provides for payments upon a change in control as follows. In the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, Mr. Little will be paid a lump sum amount equal to 2.999 times his five-year average annual taxable compensation.  If a change in control had occurred at September 30, 2010, Mr. Little would have been entitled to a lump sum payment of approximately $1.7 million if he were terminated in connection with such change in control. In the event of a change in control all unvested option and stock awards immediately vest. Based on the $31.00 per share closing price of the Company’s common stock on September 30, 2010, the acceleration of vesting of Mr. Little’s unvested stock awards as of September 30, 2010 would be worth $256,000 (of which $174,005 relates to performance share awards and $82,925 relates to regular restricted stock awards). Mr. Little had no unvested options as of September 30, 2010.

The other named executive officers have change in control severance agreements with the Bank, which are not the same as an employment agreement. Termination with or without just cause absent a change in control does not result in any payments under the agreements with these officers. If involuntarily terminated in connection with, or within one year after, any change in control of the Bank, each named executive officer will be paid a lump sum amount equal to 2.999 times his five-year average annual taxable compensation. If a change in control had occurred at September 30, 2010, J.L. Chauvin and W. Ross Little, Jr. would have been entitled to a lump sum payment of approximately $420,450 and $336,387, respectively, if terminated in connection with such change in control. In the event of a change in control all unvested option and stock awards immediately vest.  Based on the $31.00 per share closing price of the Company’s common stock on September 30, 2010, the acceleration of vesting for J.L. Chauvin and W. Ross Little, Jr. of unvested stock awards as of September 30, 2010 would be $47,740 and $70,215, respectively.  The acceleration of vesting of unvested stock options for J.L. Chauvin as of September 30, 2010 would be worth $867 based on 2,890 shares at $0.30 per share.

Pension Benefits

Pension Plan. The Bank is a participating employer in a multiple-employer pension plan sponsored by the Financial Institutions Retirement Fund.  The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended.

The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual benefit payable under the Pension Plan is equal to 2% of the average annual salary (excluding overtime and bonuses) received during benefits service multiplied by the number of years of credited service. A participant who is vested in the Pension Plan may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 45. The Pension Plan also provides for payments in the event of disability or death. Credit of service under the Pension Plan was frozen as of July 1, 2004, and no additional benefits shall be accrued under the Pension Plan following such date. Effective June 30, 2008, the Bank transferred administration and responsibility for the payment of benefit obligations under the Pension Plan to an unaffiliated life insurance company. As a result of this transfer, the Company will not incur Pension Plan expenses in the future.  The projected annual benefit at the normal retirement age of 65 for each of Patrick O. Little, J. L. Chauvin and W. Ross Little, Jr. was $40,285, $21,963 and $14,286, respectively.

401(k) Savings and Profit Sharing Plan (“401(k) Plan”). The Teche Federal Bank 401(k) Plan is a tax-qualified defined contribution savings plan with a profit sharing component for the benefit of all eligible employees. The 401(k) Plan has a profit-sharing component and an annual contribution can be made by the Bank to the 401(k) Plan for all employees who have completed twelve months of service. In addition, employees may also voluntarily elect to defer between 1% and 50% of their compensation as 401(k) savings under the 401(k) Plan, not to exceed applicable limits under federal tax laws. All eligible employees can receive the profit-sharing contribution regardless of whether they defer salary under the 401(k) Plan. The 401(k) Plan also provides for matching contributions up to a maximum of 100% of the first 3% of employee contributions and 50% of the next 2% of the employee contributions for each participant, not to exceed applicable limits under federal tax laws. Employee contributions are immediately fully vested. Matching contributions and the annual profit-sharing contribution are immediately fully vested.

Employee Stock Ownership Plan (“ESOP”). The Bank has established the Teche Federal Bank ESOP for the exclusive benefit of participating employees of Teche Federal Bank. Benefits may be paid either in shares of the common stock or in cash. Contributions to the ESOP and shares released from the suspense account will be allocated annually among participants on the basis of compensation. Participant benefits become fully vested in their ESOP allocations following three years of service. Contributions to the ESOP by Teche Federal Bank are discretionary, but are anticipated to be sufficient in amount necessary for the ESOP to meet the debt service obligations on the ESOP loan.  Total Bank contributions for the ESOP for the fiscal year ended September 30, 2010 was $276,331.

DIRECTOR COMPENSATION

For the fiscal year ended September 30, 2010, non-employee directors received 250 shares of the Company’s common stock and $700 in cash monthly, and were also paid a fee of $100 per committee meeting attended, except for meetings of the Committee of the Whole in which non-employee directors were paid $1,000 per committee meeting attended.

Set forth below is a table providing information concerning the compensation of the non-employee directors of the Company for the fiscal year ended September 30, 2010.  Dr. William A. Anderson, III was appointed as a director of the Company on February 24, 2011 and therefore has not been included in the director compensation table for the fiscal year ended September 30, 2010.

	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	Total
Mary Coon Biggs	$11,400	$7,700	$4,230	$23,330
Donelson T. Caffery, Jr.	$11,300	$7,700	$4,230	$23,230
Ernest Freyou	$11,400	$7,700	$4,230	$23,330
Henry L. Friedman	$14,790	$7,700	$4,230	$26,720
Robert J. Judice, Jr.	$10,200	$7,700	$4,230	$22,130
Thomas F. Kramer	$11,300	$7,700	$4,230	$23,230
Robert L. Wolfe, Jr.	$12,500	$7,700	$4,230	$24,430
_______________
(1)
Represents the grant date for fair value for the stock awards and option awards.  Each director received 1,000 options with 5 year vesting starting May 26, 2011. As of September 30, 2010, each director other than Messrs. Freyou, Wolfe and Judice, held 4,200 options, of which 2,240 were exercisable at that date.  Mr. Judice held 14,696 options as of September 30, 2010, of which 13,096 were exercisable. Messrs. Freyou and Wolfe each held 2,600 options of which 640 were exercisable.  For more information concerning the assumptions used for these calculations, please see Note 15 of Notes to Consolidated Financial Statements in the 2010 Annual Report to Stockholders. Each director received a grant of 250 shares during fiscal 2010, the grant date fair value of which was $30.80 per share.  Such shares were immediately fully vested and no director holds any shares of restricted stock as of September 30, 2010.

Equity Compensation Plan Information

• Set forth below is information as of September 30, 2010 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

	(a)	(b)	(c)
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by shareholders(1)	269,074	33.55	69,275 (3)
Equity compensation plans not approved by stockholders(2)	12,696	25.70	-
Total	281,770	33.20	69,275
___________________
(1)
Plans approved by stockholders include the Teche Holding Company 1995 Stock Option Plan, the Teche Holding Company 2001 Stock-Based Incentive Plan, and the Teche Holding Company 2004 Stock-Based Incentive Plan.

(2)
In 2002, the Company implemented the 2002 Stock Option Plan, which authorized the Board of Directors to grant 12,696 non-qualified stock options to a new director. The options were granted at the fair market value of the stock at the date of grant and have a five-year vesting period.

(3)
Includes 16,620 shares remaining available for grant under the Teche Holding Company 2001 Stock-Based Incentive Plan, which permits up to 15% of the 250,000 shares reserved for issuance under the plan to be awarded as restricted stock instead of options.  During the year ended September 30, 2010, awards of 35,810 shares were made under the 2001 plan.  Includes 52,655 shares remaining available for grant under the Teche Holding Company 2004 Stock-Based Incentive Plan, which permits up to 25% of the 200,000 shares reserved for issuance under the plan to be awarded as restricted stock instead of options.  During the year ended September 30, 2010, awards of 37,395 shares were made under the 2004 plan.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be considered for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive offices at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana 70560, no later than August 25, 2011. Any such proposal shall be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Under the Company’s Articles of Incorporation, stockholder proposals that are not included in the Company’s proxy materials for next year’s Annual Meeting of Stockholders will only be eligible for presentation at the meeting if the stockholder submits notice of the proposal to the Company at the above address by November 21, 2011. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company’s Articles of Incorporation in order to be considered at next year’s meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Special Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. The cost of soliciting proxies will be borne by the Company.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ W. Ross Little, Jr.

W. Ross Little, Jr.
Secretary

New Iberia, Louisiana
April 15, 2011

APPENDIX A

TECHE HOLDING COMPANY
2011 STOCK-BASED INCENTIVE PLAN

1.           PURPOSE OF PLAN.

The purpose of this 2011 Stock-Based Incentive Plan is to provide incentives and rewards to officers, employees and directors who contribute to the long-term success and growth of Teche Holding Company, and its Affiliates, and to assist these entities in attracting and retaining directors, officers and other selected employees with the necessary experience and ability required to aid the Holding Company in increasing the long-term value of the Holding Company for the benefit of its shareholders.

2.           DEFINITIONS.

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code. The term Affiliate shall include the Bank.

“Award” means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options, Stock Awards and Performance Awards.

“Award Agreement” means a written agreement between the Holding Company and a Participant evidencing and setting forth the terms of an Award.

“Bank” means Teche Federal Bank, and any successors thereto.

“Beneficiary” means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant’s death. Such person or persons shall be designated in writing by the Participant and addressed to the Holding Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Holding Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee. A Participant’s last will and testament or any codicil thereto shall not constitute a subsequent written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, the Participant’s estate.

“Board of Directors” means the board of directors of the Holding Company.

“Change in Control” of the Holding Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); (ii) involves the sale of all, or a material portion, of the assets of the Holding Company or the Bank; (iii) involves the merger or re-capitalization of the Holding Company whereby the Holding Company is not the surviving entity; (iv) results in a change in control of the Holding Company, as otherwise defined or determined by the Holding Company’s primary federal regulator or regulations promulgated by it; or (v) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank’s or the Holding Company’s outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) solicitations of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan or reorganization, merger of consolidation of the Holding Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company, other than by the Holding Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Board of Directors or any committee designated by the Board of Directors, pursuant to Section 3 of the Plan, to administer the Plan.

“Common Stock” or “Shares” means the Common Stock of the Holding Company.

“Date of Grant” means the effective date of an Award.

“Director” means a member of the Board of Directors.

“Disability” means (a) with respect to Incentive Stock Options, the “permanent and total disability” of the Participant as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to other Awards, any condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” means the date of approval of the Plan by a vote of the stockholders of the Holding Company.

“Eligible Participant” means an Employee or Outside Director who may receive an Award under the Plan.

“Employee” means any person employed by the Holding Company or an Affiliate. Unless otherwise noted herein, a Director who is also employed by the Holding Company or an Affiliate shall be considered an Employee under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

“Fair Market Value” means the market price of Common Stock, determined by the Committee as follows:

(i)
the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Common Stock is listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii)
if the Common Stock is not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to any after-hours trading activity, or,

(iii)	if no such quotation is provided, on another similar system, selected by the Committee, then in use; or
(iv)	if sections (i), (ii) and (iii) are not applicable, the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate.

The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

“Holding Company” means Teche Holding Company.

“Incentive Stock Option” means a stock option granted to a Participant, pursuant to Section 8 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

“Non-Statutory Stock Option” means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan (in whole or in part) which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

“Option” means an Incentive Stock Option or Non-Statutory Stock Option as applicable.

“Outside Director” means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

“Participant” means any person who holds an outstanding Award; provided, however, upon the death of a Participant, the term “Participant” shall also refer to a Beneficiary designated in accordance with the Plan.

“Performance Share Award” or “Performance Award” means an Award granted to a Participant pursuant to Section 10 of the Plan.

“Plan” means this Teche Holding Company 2011 Stock-Based Incentive Plan.

“Retirement” means retirement from employment or service with the Holding Company or an Affiliate following attainment of not less than age 55 and completion of not less than ten years of service with the Holding Company or Affiliate, as applicable.

“Stock Award” means an Award granted to a Participant pursuant to Section 9 of the Plan.

“Termination for Cause” shall mean termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses), or a material violation of a final cease-and-desist order issued to the Holding Company or its Affiliates, a material breach of any provision of any employment agreement between the Holding Company and/or any Affiliate and a Participant, or any other action which results in a substantial financial loss to the Holding Company or its Affiliates.

“Trust” means a trust which may be established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

“Trustee” means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

3.           ADMINISTRATION.

 (a)           The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies:  (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) to the extent deemed appropriate by the Board of Directors, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of  subparagraphs (i) and (ii) shall not disqualify any actions taken by the Committee. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(b)           The Committee shall (i) select the individuals who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

(c)           Each Award shall be evidenced by a written agreement (“Award Agreement”) containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, and at a minimum, the Committee shall set forth in each Award Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Holding Company, the Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

(d)           The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

(e)           Six-Month Holding Period. Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Holding Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

4.           TYPES OF AWARDS.

The following Awards may be granted under the Plan:

(a)           Non-Statutory Stock Options.
(b)           Incentive Stock Options.
(c)           Stock Awards.
(d)           Performance Awards.

5.           STOCK SUBJECT TO THE PLAN; AWARD MAXIMUMS.

(a)           Plan Share Limits.  The maximum number of shares reserved for Awards under the Plan is 250,000, subject to adjustment as provided in Section 14 of the Plan. The Holding Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased upon the exercise of any Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

(b)           Award Limitations.  Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options, including Incentive Stock Options, granted under the Plan is 250,000, reduced by the issuance of any Stock Awards and Performance Share Awards. The maximum number of the shares reserved for Stock Awards and Performance Share Awards is 100,000 in the aggregate. The maximum number of shares that may be delivered to any person in accordance with Awards under the Plan shall not exceed 25% of the total shares reserved for Awards under the Plan. No individual shall be granted an amount of Stock Options which exceeds 25% of the total shares reserved for Awards under the Plan. No individual shall be granted an amount of Stock Awards and Performance Share Awards in excess of 25% of the total number of the shares reserved for Stock Awards and Performance Share Awards under the Plan.

(c)           The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, or if shares of Common Stock are withheld from an Award for tax purposes, then the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan.

(d)           Notwithstanding anything herein to the contrary, no Awards shall be made under the Plan prior to October 1, 2011.

6.	ELIGIBILITY.

Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

7.	NON-STATUTORY STOCK OPTIONS.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)           Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

(b)           Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

(c)           Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 7(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section 7(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant’s Immediate Family, (ii) any trust solely for the benefit of members of the Participant’s Immediate Family, (iii) any partnership whose only partners are members of the Participant’s Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant’s Immediate Family. For purposes of this Section 7(c), “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 7(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such

Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

(d)           Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant’s employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

(e)           Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant’s Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Non-Statutory Stock Option.

(f)           Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant’s employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Non-Statutory Stock Option.

(g)           Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant’s Termination for Cause, all rights with respect to the Participant’s Non- Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

(h)           Acceleration Upon a Change in Control. In the event of a Change in Control, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become earned and exercisable.

(i)           Delivery of Shares. Upon the exercise of a Non- Statutory Stock Option, payment by the Holding Company shall be made in the form of shares of Common Stock.

(j)           Option Awards to Outside Directors. The Committee may award Non-Statutory Stock Options to purchase shares of Common Stock to any Outside Director of the Holding Company or an Affiliate at an Exercise Price equal to not less than 100% of the Fair Market Value of the Common Stock on such Date of Grant. Such Award shall be earned and first exercisable as determined by the Committee at the time of grant.  Upon the death or Disability of the Outside Director, any Option which is not yet exercisable shall be deemed exercisable as if the Outside Director had attained the next applicable vesting event. In the event of the Director’s death, any Option which is not yet exercisable shall be deemed exercisable as if the Outside Director had attained the next applicable vesting event, and may be exercised by the Beneficiary or the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected Outside Directors within the sole discretion of the Committee. All outstanding

Awards shall become immediately earned and exercisable in the event of a Change in Control of the Company or the Bank. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Outside Directors hereunder shall be subject to all other provisions of this Plan.

8.	INCENTIVE STOCK OPTIONS.

The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)           Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company (“10% Owner”), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

(b)           Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

(c)           Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

(d)           Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

(e)           Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant’s employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Incentive Stock Option.

(f)           Termination of Employment (Retirement). Unless otherwise determined by the Committee, in the event of a Participant’s Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Incentive Stock Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Participant’s cessation of employment.

(g)           Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant’s employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Incentive Stock Option.

(h)           Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee’s Termination for Cause, all rights under such Employee’s Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

(i)           Acceleration Upon a Change in Control. In the event of a Change in Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become earned and exercisable.

(j)           Delivery of Share. Upon the exercise of an Incentive Stock Option, payment shall be made in the form of shares of Common Stock.

(k)           Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

9.	STOCK AWARDS.

The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)           Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

(b)           Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall be deemed earned and non-forfeitable and any terms or conditions which must be satisfied prior to such vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.  To the extent that Stock Awards shall be earned and non-forfeitable based upon performance goals which must be satisfied prior to such vesting of any installment or portion of a Stock Award, such performance goals shall be determined by the Committee either on an individual level, for all Participants, for all Stock Awards made for a given period of time, or as otherwise determined by the Committee.  No Stock Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the earning or vesting of such Stock Award is subject have been achieved.

(c)           Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant’s employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

(d)           Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant’s Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

(e)           Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant’s service due to Disability or death, all unvested Stock Awards held by such Participant shall be immediately earned and non-forfeitable as of the date of such termination.

(f)           Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant’s Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

(g)           Acceleration Upon a Change in Control. In the event of a Change in Control, all unvested Stock Awards held by a Participant shall immediately become immediately earned and non-forfeitable.

(h)           Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Teche Holding Company 2011 Stock-Based Incentive Plan, and Award Agreement entered into between the registered owner of such shares and Teche Holding Company or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Teche Holding Company, 1120 Jefferson Terrace, New Iberia, Louisiana 70560.”

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 9(h), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

(i)           Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

Unless determined otherwise by the Committee and except in the event  of the Participant’s death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a  Participant, a Stock Award is transferable by will or the laws of  descent and distribution. The designation of a beneficiary shall not constitute a transfer.

If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the Date of Grant of the Stock Award.

(j)           Dividend Rights. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. Such payment of dividend equivalent rights shall be made by the Holding Company within thirty days of the respective dividend payment date, subject to applicable tax withholding.

(k)           Voting of Stock Awards. Shares represented by a Stock Award which has not yet been vested, earned and distributed to the Participant pursuant to the Plan shall not be voted by such Participant.

(l)           Delivery of Shares. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

(m)           Stock Awards for Outside Directors. Subject to the limitations on Stock Awards as set forth herein, Outside Directors of the Holding Company may receive payment of fees for service as a director in accordance with procedures established by the Committee with such Stock Awards valued at the Fair Market Value of the Shares at the time of such payment in lieu of cash payment. Notwithstanding anything herein to the contrary, the Committee may grant a Stock Award to any Outside Director of the Holding Company or an Affiliate. Such Award shall be earned and non-forfeitable as determined by the Committee at the time of grant.  Upon the death or Disability of the Outside Director, such Award shall be deemed earned and non-forfeitable as if the Outside Director had attained the next applicable vesting event. Such Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Holding Company or the Bank. Stock Awards may be granted to newly elected or appointed Outside Directors within the discretion of the Committee. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Stock Awards to be granted to Directors hereunder shall be subject to all other applicable provisions of this Plan.

10.	PERFORMANCE AWARDS.

(a)           The Committee may determine to make any Performance Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate or of the Participant.  To the extent that Performance Awards shall be contingent  upon performance goals which must be satisfied prior to the vesting of any installment or portion of such Performance Award, such performance goals shall be determined by the Committee either on an individual level, for all Participants, for all Performance Awards made for a given period of time, or as otherwise determined by the Committee.  No Performance Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the earning or vesting of such Performance Award is subject have been achieved. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

(b)           Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

(c)           Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(d)           A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

(e)           A Participant’s interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(f)           No Performance Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Performance Award is subject have been achieved; provided however, upon a Change in Control, all such conditions shall be deemed satisfied.

11.	METHOD OF EXERCISE OF OPTIONS.

Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash or Common Stock having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash and shares of Common Stock, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer in accordance with procedures approved by the Holding Company. Payment of the Exercise Price in full or partial payment in the form of Common Stock shall be made utilizing Common Stock that has been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option.  No shares of Common Stock shall be issued until full payment of the Exercise Price has been received by the Holding Company.

12.	RIGHTS OF PARTICIPANTS.

No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant’s employment or services.

13.	DESIGNATION OF BENEFICIARY.

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant’s estate will be deemed to be the beneficiary.

14.	ANTI-DILUTION AND OTHER ADJUSTMENTS.

In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, re-capitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee will make such adjustments to previously granted Awards to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

(a)           adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

(b)           adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

(c)           adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the economic value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

15.	TAXES.

(a)           Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

(b)           If any disqualifying disposition described in Section 8(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 7(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 7(c), from any shares of Common Stock due to the Participant under this Plan.

(c)           The Holding Company may deduct from any distribution of shares of Common Stock to be made under this Plan, sufficient amounts of shares of Common Stock to cover any applicable tax obligations incurred as a result of such Shares being earned in accordance with Awards under the Plan.

16.	NOTIFICATION UNDER SECTION 83(b).

A Participant may, in connection with the receipt of an Award, or thereafter, make the election permitted under Section 83(b) of the Code, provided that such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filings and notifications required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.	AMENDMENT OF THE PLAN AND AWARDS.

(a)           Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

(b)           Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

(c)           In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

(i)           Allowing any Option to be granted with an exercise price below the Fair Market Value of the Common Stock on the Date of Grant.

(ii)           Allowing the exercise price of any Option previously granted under the Plan to be reduced or repriced subsequent to the Date of Grant, except for anti-dilution adjustments as provided at Section 14 of the Plan.

18.	EFFECTIVE DATE OF PLAN.

The Board of Directors approved and adopted the Plan with an Effective Date being the date of approval of the Plan by a vote of a majority of the votes cast by the stockholders of the Holding Company.  All amendments to the Plan are effective upon approval by the Board of Directors, subject to shareholder approval when specifically required under the Plan or applicable federal or state statutes, rules or regulations. The failure to obtain shareholder approval for such purposes will not affect the validity or other provisions of the Plan and any Awards made under the Plan.

19.	TERMINATION OF THE PLAN.

The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options, and the distribution of Stock Awards and Performance Share Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 5 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant’s vested rights under a previously granted Award.

20.	NO EMPLOYMENT RIGHTS.

No Employee or other person shall have a right to be selected as a Participant under the Plan.  Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee or in any other capacity with the Holding Company or any Affiliate.

21.	APPLICABLE LAW; COMPLIANCE WITH REGULATIONS; SEVERABILITY.

(a)
Applicable Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Louisiana, except to the extent preempted by Federal law.

(b)
Forfeiture of Awards in Certain Circumstances. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a Participant may be required to forfeit an Award, or reimburse the Holding Company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.

(c)	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(d)	Section 16 of Exchange Act. It is the intent of the Holding Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Holding Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

(e)
Compliance with Federal Securities Law. Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed.

(f)
Necessary Approvals. The inability of the Holding Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Holding Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Holding Company of any liability with respect to the non-issuance or sale of such shares.

(g)
Representations and Warranties of Participants. As a condition to the exercise of any Option or the delivery of shares in accordance with an Award, the Holding Company may require the person exercising the Option or receiving delivery of the shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(h)
Termination for Cause. Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Holding Company or an Affiliate for “cause” as determined by the Board of Directors or the Committee, all Awards held by such Participant which have not yet been delivered shall be forfeited by such Participant as of the date of such termination of employment or service.

(i)
Cash Payment in Lieu of Delivery of Shares. Upon the exercise of an Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Holding Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code.

(j)
Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

(k)
Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

(l)
Limitation on Liability. No Director, Trustee or member of the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted hereunder. If a Director, Trustee or member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Holding Company shall indemnify such person against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Holding Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(m)
Section 409A Compliance. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A of the Code. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A of the Code) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A of the Code. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A of the Code. To the extent that an Award is deemed to constitute a 409A Award, and the settlement of, or distribution of benefits thereunder of, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required in conformity with the limitations under Section 409A of the Code, as in effect at the time of such Change in Control transaction.

REVOCABLE PROXY
TECHE HOLDING COMPANY
SPECIAL MEETING OF STOCKHOLDERS
MAY 25, 2011
2:00 p.m.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Teche Holding Company (the “Company”), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”), to be held at the office of Teche Federal Bank located at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana on May 25, 2011, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:

Should the undersigned be present and elect to vote at the Special Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Special Meeting of the stockholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA
THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

ò	FOLD AND DETACH HERE	ò

TECHE HOLDING COMPANY - SPECIAL MEETING, MAY 25, 2011

YOUR VOTE IS IMPORTANT!

Special Meeting Materials are available on-line at:

http://www.cfpproxy.com/3800sm

You can vote in one of three ways:
1.	Call toll free 1-888-216-1281 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
or
2.	Via the Internet at https://www.proxyvotenow.com/tsh and follow the instructions.
or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

X	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY TECHE HOLDING COMPANY	Special Meeting of Stockholders MAY 25, 2011

		For	Against	Abstain	The Board of Directors recommends a vote “FOR” the above listed proposition.
1.	Approval of the 2011 Stock-Based Incentive Plan.
In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments thereof.

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Mark here if you plan to attend the Special Meeting

Mark here for address change and note change

Please be sure to date and sign this proxy card in the box below.	Date	Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.
Sign above	Co-holder (if any) sign above

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

ñ	FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL	ñ

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1.  By Mail; or
2.  By Telephone (using a Touch-Tone Phone); or
3.  By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy.  Please note telephone and Internet votes must be cast prior to 3 a.m., May 25, 2011.  It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 25, 2011: 1-888-216-1281	Vote by Internet anytime prior to 3 a.m., May 25, 2011 go to https://www.proxyvotenow.com/tsh

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.cfpproxy.com/3800sm

Your vote is important!

TECHE HOLDING COMPANY LETTERHEAD

TO:           Participants in the Employee Stock Ownership Plan of Teche Federal Bank

Date:           April 15, 2011

As described in the enclosed materials, your voting instructions are being requested as a participant under the Teche Federal Bank Employee Stock Ownership Plan (the “ESOP”) in connection with an upcoming Special Meeting of Stockholders of Teche Holding Company (“Company”). The Special Meeting is for the purpose of considering and acting upon the following matters:

1.	The approval of the 2011 Stock-Based Incentive Plan.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company common stock allocated to your account under the ESOP will be voted.

Enclosed with this letter are a proxy statement and an ESOP Voting Instruction Form, which will permit you to vote the shares allocated to your ESOP account.  After you have reviewed these materials, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing the enclosed ESOP Voting Instruction Form and returning it to the ESOP Trustee in the enclosed envelope by May 18, 2011.  The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote as a means of participating in the governance of the affairs of the Company.  If your voting instructions for the ESOP are not received in a timely manner, the shares allocated to your account will be voted by the ESOP Trustees at the direction of the Company’s Board of Directors or the ESOP Committee of the Board.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the ESOP.  You will receive other voting material for those shares owned by you individually and not under the ESOP.

Sincerely,

/s/ Patrick O. Little

Patrick O. Little
Chairman, President and Chief Executive Officer

ESOP VOTING INSTRUCTION FORM TECHE HOLDING COMPANY
☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

SPECIAL MEETING OF STOCKHOLDERS
May 25, 2011

The undersigned hereby instructs the Trustees of the Teche Federal Bank Employee Stock Ownership Plan (“ESOP”) to vote, as designated below, all the shares of Common Stock of Teche Holding Company (“Company”) allocated to the undersigned pursuant to the ESOP as of April 4, 2011, at the Special Meeting of Stockholders to be held at the office of Teche Federal Bank, located at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana on May 25, 2011 at 2:00 p.m., and at any and all adjournments thereof, as follows:

 FOR              AGAINST            ABSTAIN

1. The approval of the 2011
Stock-Based Incentive Plan.
               ☐                          ☐                 ☐

The Company’s Board of Directors recommends a vote “FOR” the above listed proposal.

Note:  Executing this proxy permits such attorneys and proxies to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments thereof.

If you return this ESOP Voting Instruction Form properly signed, but you do not otherwise specify, shares allocated to your ESOP account will be voted “FOR” the above listed proposal.  If you do not return this Voting Instruction Form, your shares will be voted by the Trustees, subject to its fiduciary duties, at the direction of the Company’s Board of Directors or ESOP Committee of the Board.

Dated:______________________                                                                    _________________________________
Signature
Print Name: ______________________

PLEASE ACT PROMPTLY
SIGN, DATE AND RETURN THIS ESOP VOTING INSTRUCTION FORM TODAY
IN THE ENCLOSED FORM ADDRESSED TO THE ESOP TRUSTEE.